ANNUAL REPORT
September 30, 1995
THE BERGER FUNDS

THE BERGER 100 FUND
THE BERGER 101 FUND
THE BERGER SMALL COMPANY GROWTH FUND

Shareholder Services: 1-800-551-5849

Dear Berger Funds Investor,

The Berger Funds are presenting a combined annual report which includes the Berger 100 Fund, the Berger 101 Fund and the Berger Small Company Growth Fund. The report reflects the financial position of each Fund at September 30, 1995 and the results of their operations for the year then ended and changes in their net assets for the two fiscal periods then ended in a single document.

                                      Table of Contents

Section                                                                 Page
Portfolio Manager's Letter-Berger 100 Fund                                 3
Schedule of Investments-Berger 100 Fund                                    5
Report of Independent Accountants-Berger 100 Fund                         10
Portfolio Manager's Letter-Berger 101 Fund                                13
Schedule of Investments-Berger 101 Fund                                   15
Report of Independent Accountants-Berger 101 Fund                         19
Portfolio Manager's Letter-Berger Small Company Growth Fund               21
Schedule of Investments-Berger Small Company Growth Fund                  24
Report of Independent Accountants-Berger Small Company Growth Fund        30
Financial Statements                                                      31
Notes to Financial Statements                                             34
Financial Highlights                                                      39

THE BERGER FUNDS
Berger 100 Fund
 (DESCRIPTION OF 100 FUND PERFORMANCE CHARTS)
The following table reflects data presented in two line charts at this point in the Annual Report to Shareholders. The first chart compares the value of shares invested in the Berger 100 Fund to the S&P 500 Index. The second chart compares the Berger 100 Fund to the Cost of Living Index. Both charts are based on an initial investment of $10,000 on September 30, 1985 with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger 100 Fund's Average Annual Total Return as of September 30, 1995 for 1 year--18.4%, 5 years--25.8% and 10 years--20.4%.

                      Total
                      Value
           Berger    S&P 500    Cost of
  Date    100 Fund    Index      Living
                                 Index
09/30/85    $10,000   $10,000     $10,000
09/30/86     13,415    13,160      10,175
09/30/87     17,355    18,867      10,619
09/30/88     16,525    16,522      11,062
09/30/89     24,342    21,957      11,542
09/30/90     20,243    19,929      12,253
09/30/91     37,044    26,117      12,669
09/30/92     39,626    28,990      13,047
09/30/93     55,875    32,741      13,398
09/30/94     53,915    33,958      13,795
09/30/95     63,813    44,024      14,118

Past performance is not predictive of future performance.

THE BERGER FUNDS
Berger 100 Fund
                           Portfolio Manager's Letter
Dear Shareholder,
  Berger Associates, Inc., has managed the Berger 100 Fund for the past 21 years. During this period a hypothetical $10,000 investment on September 30, 1974 would have grown to $198,787 at September 30, 1995, which represents a
15.3% average annual total return.   The Fund's average annual total returns for
the one, five and ten year periods ending September 30, 1995, were 18.4%, 25.8% and 20.4% respectively.*
  The past twelve months have been a truly spectacular period for stock and bond investors alike as the forces of declining interest rates and strong corporate profitability have been a catalyst for exceptionally strong market performance. Moderate levels of economic growth and continuing low levels of inflationary pressures within the economic system have provided an excellent backdrop for investors. Behind the exceptionally strong performance of the major market averages the picture has been somewhat mixed. Strong performance has largely been concentrated in the technology and financial sectors of the marketplace while performance in most other sectors has been selective and highly rotational. Performance of the Berger 100 Fund, after a disappointing first half of the year, is back in step with the strong performance of the major averages lagging only behind the heavily technology-weighted NASDAQ composite. As your management team reflects over the past twelve months, we share the disappointments of early performance with many of you, however, we have never become discouraged. The demonstrated long term success of owning a diversified portfolio of some of the most profitable, predictable, high growth companies in the world has given us the conviction and courage to stay disciplined and focused throughout this admittedly difficult period.
  The past twelve months have been filled with many highlights and we have generally received tremendous earnings performance from our diversified group of portfolio companies. As expected, the most consistent and strongest results have come from the technology sector. Powerful earnings results have led to tremendous portfolio gains in companies such as Cisco Systems and 3Com in the computer networking group, Micron Technology and LSI Logic in the memory area, and America Online and Paging Network in the software and paging areas. Strong as the technology sector has been, we have also received exceptional results from many healthcare companies such as IDEXX Labs, Boston Scientific, Medtronic and Amgen. The financial services sector of the marketplace has never been a large focus of the Fund because it typically lacks the type of earnings consistency that we seek. However, we have received great results from a number of companies within that sector, such as Charles Schwab, First Financial Management and First Data Corp., which were all solid contributors throughout the year. (First Financial and First Data have since merged.) Strong earnings performance also resulted in large gains in selected consumer related stocks, such as CUC International and General Nutrition Companies, in what was generally a weak consumer related investment environment. Major disappointments in the second half of the fiscal year were largely confined to the healthcare sector where government reimbursement issues rocked the long term care (nursing homes) sector. Although we continue to like the long term fundamentals, we have exited that group until such time as the current legislative questions surrounding Medicare and Medicaid reimbursement rates are resolved and we can gain a higher level of confidence in the future earnings trends for these companies. Earnings disappointments resulted in additional realized losses in IDEON Group and Sensormatic Electronics.
  Entering the new fiscal year we have made significant portfolio changes which we feel will lead to strong absolute and relative performance going forward.
The most significant and newsworthy of these changes is a dramatic reduction in our exposure to the technology sector. Although we continue to believe the long term fundamentals of the technology sector remain extremely attractive, expectations remain very high and a heavy concentration in that sector by many mutual funds have led us to take a more cautious near term position toward the group. Industry concentrations of 40--60% (and in some cases even higher) bring about the potential for a heavy sell-off in that sector should the group enter into a normal corrective phase making portfolio managers feel the pressure to rotate into better performing and less volatile groups. Portfolio weighting in the technology sector has been reduced from nearly 35% to a current weighting of approximately 22%. Healthcare related issues also account for 20% of portfolio assets with the primary focus toward medical devices and biotechnology. Consumer cyclical stocks, consisting primarily of media, entertainment and gaming related issues, account for 15% of portfolio value and consumer staples account for an additional 14%. The largest single area of new portfolio exposure is in the energy services group where new technologies and firmer pricing make the future earnings outlook for these companies extremely attractive after nearly a decade of deteriorating industry fundamentals. Nearly 11% of assets have been committed to that sector. Capital goods and financials remain underweighted in the portfolio with commitments of 7% and 5% respectively. Cash equivalents were approximately 6% at fiscal year end. I would encourage you to review the Schedule of Investments included in the report to see the individual companies and their respective weightings within the portfolio. Other significant news during the fiscal year included the naming of Price Waterhouse LLP as independent accountants of the Fund.
  As we enter a new fiscal year we continue to believe in the long term health of the U.S. economy, the global economy and the overall investment environment for equity investors. Earnings per share growth rates have likely peaked for the current cycle but we continue to find individual companies possessing the characteristics we seek out which trade at reasonable valuations relative to their fundamental outlooks. We remain both confident in, and committed to, our long held philosophy of attaching shareholder assets to a stream of steadily growing earnings and riding those earnings to long term investment success. We appreciate the trust and confidence exhibited by your investment in the Berger 100 Fund and look forward to earning it well into the future.

Respectfully submitted,

Rodney L. Linafelter
President and Portfolio Manager

*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE BERGER FUNDS
Berger 100 Fund

                                                                      Berger One Hundred Fund, Inc.
                                                              Schedule of Investments / September 30, 1995
                                                  Shares, Units or                                            Market
                                                  Principal Amount                                            Value
                                                                          COMMON STOCK - 92.5%
          Aerospace/Defense - 1.2%
                                                    400,000 Boeing Co.                                        $   27,300,000
      Auto/Truck - Original Equipment - 1.3%
                                                  1,000,000 Lear Seating Corp.*                                   29,375,000
        Computer - Integrated Systems - 2.0%
                                                    600,000 Oracle Systems Corp.*                                 23,025,000
                                                    600,000 Cerner Corp.*                                         20,550,000
                                                                                                                  43,575,000
            Computer - Local Networks - 2.6%
                                                    500,000 3Com Corp.*                                           22,750,000
                                                    500,000 Cisco Systems Inc.*                                   34,500,000
                                                                                                                  57,250,000
                  Computer - Services - 5.5%
                                                    400,000 First Financial Management Corp.                      39,050,000
                                                    400,000 HBO & Co.                                             25,000,000
                                                    600,000 General Motors Corp. Cl E                             27,300,000
                                                    450,000 America Online Inc.*                                  30,937,500
                                                                                                                 122,287,500
              Cosmetics/Personal Care - 1.6%
                                                    750,000 General Nutrition Companies Inc.*                     34,125,000
               Diversified Operations - 0.9%
                                                    650,000 American Standard Companies Inc.*                     19,175,000
     Electrical - Control Instruments - 0.9%
                                                    500,000 Roper Industries Inc.                                 19,375,000
   Electronic - Measuring Instruments - 1.4%
                                                    940,000 Elsag Bailey Process Automation* (Netherlands)        30,667,500
        Electronic - Misc. Components - 1.8%
                                                  1,000,000 Solectron Corp.*                                      39,500,000
  Electronic - Scientific Instruments - 1.1%
                                                    500,000 Thermo Electron Corp.*                                23,187,500
  Electronic - Semiconductor Manufacturing -
                                        6.2%
                                                  1,000,000 Atmel Corp.*                                          33,750,000
                                                    500,000 LSI Logic Corp.*                                      28,875,000
                                                    400,000 Sanmina Corp.*#                                       19,100,000
                                                    300,000 Micron Technology Inc.                                23,850,000
                                                    400,000 Motorola Inc.                                         30,550,000
                                                                                                                 136,125,000
             Finance - Consumer Loans - 1.2%
                                                    500,000 First USA Inc.                                        27,125,000
         Finance - Investment Brokers - 1.5%
                                                  1,200,000 Charles Schwab Corp.                                  33,600,000
Finance - Mortgage & Related Services - 1.4%
                                                    300,000 Federal National Mortgage Assn.                       31,050,000
           Financial Services - Misc. - 0.8%
                                                    300,000 First Data Corp.                                      18,600,000
           Funeral Services & Related - 1.5%
                                                    800,000 Loewen Group Inc. (Canada)                            33,000,000
Household - Audio/Video - 1.1%
                                                    500,000 Philips Electronics N.V. New York (Netherlands)       24,375,000
                     Leisure - Gaming - 3.9%
                                                  1,000,000 Mirage Resorts Inc.*                                  32,875,000
                                                  1,002,500 GTECH Holdings Corp.*                                 30,200,313
                                                    750,000 Harrah's Entertainment Inc.*                          21,937,500
                                                                                                                  85,012,813
            Leisure - Hotels & Motels - 0.4%
                                                    375,000 Promus Hotel Corp.*                                    8,531,250
                     Machinery - Farm - 1.4%
                                                    850,000 Case Corp.                                            31,237,500
                   Media - Newspapers - 1.0%
                                                  1,000,000 News Corp. Ltd. ADR (Australia)                       22,000,000
                  Media - Periodicals - 1.4%
                                                    800,000 Time Warner Inc.                                      31,800,000
                     Media - Radio/TV - 2.0%
                                                  1,000,000 New World Communications Group Inc.*                  20,625,000
                                                    700,000 Infinity Broadcasting Corp. Cl A*                     22,925,000
                                                                                                                  43,550,000
         Medical - Biomedics/Genetics - 5.3%
                                                    800,000 BioChem Pharma Inc.* (Canada)                         25,500,000
                                                    800,000 Amgen Inc.*                                           39,900,000
                                                    250,000 Chiron Corp.*                                         22,625,000
                                                    500,000 Genzyme Corp.*                                        29,000,000
                                                                                                                 117,025,000
              Medical - Ethical Drugs - 2.4%
                                                    600,000 Elan Corp. PLC ADR* (Ireland)                         24,900,000
                                                    500,000 Merck & Co.                                           28,000,000
                                                                                                                  52,900,000
              Medical - Generic Drugs - 2.0%
                                                    600,000 Watson Pharmaceuticals Inc.*                          24,600,000
                                                    658,000 IVAX Corp.                                            19,822,250
                                                                                                                  44,422,250
                  Medical - Hospitals - 2.8%
                                                  1,000,000 Vencor Inc.*                                          32,000,000
                                                    600,000 Columbia/HCA Healthcare Corp.                         29,175,000
                                                                                                                  61,175,000
                Medical - Instruments - 4.0%
                                                  1,200,000 IDEXX Laboratories Inc.*#                             44,700,000
                                                    800,000 Medtronic Inc.                                        43,000,000
                                                                                                                  87,700,000
       Medical - Outpatient/Home Care - 0.6%
                                                    500,000 HEALTHSOUTH Corp.*                                    12,750,000
Medical - Products - 1.5%
                                                    800,000 Boston Scientific Corp.*                              34,100,000
            Medical/Dental - Supplies - 1.4%
                                                    650,000 Luxottica Group SPA ADR (Italy)                       31,768,750
           Metal Products - Fasteners - 0.9%
                                                    700,000 UCAR International Inc.*                              19,075,000
                 Oil & Gas - Drilling - 1.5%
                                                  1,000,000 Sonat Offshore Drilling Inc.                          32,625,000
           Oil & Gas - Field Services - 5.9%
                                                    980,000 Petroleum Geo-Services ADR* (Norway)                  24,010,000
                                                    500,000 Western Atlas Inc.*                                   23,687,500
                                                    500,000 Schlumberger Ltd.                                     32,625,000
                                                    750,000 BJ Services Co.*                                      18,937,500
                                                    750,000 Halliburton Co.                                       31,312,500
                                                                                                                 130,572,500
      Oil & Gas - Machinery/Equipment - 2.2%
                                                    700,000 Tidewater Inc.                                        19,687,500
                                                  1,250,000 Dresser Industries Inc.                               29,843,750
                                                                                                                  49,531,250
      Oil & Gas - Production/Pipeline - 1.1%
                                                    750,000 Enron Corp.                                           25,125,000
           Retail - Department Stores - 1.3%
                                                  1,000,000 Federated Department Stores Inc.*                     28,375,000
         Retail - Mail Order & Direct - 2.1%
                                                  1,300,000 CUC International Inc.*                               45,337,500
           Retail - Misc./Diversified - 1.0%
                                                    600,000 Barnes & Noble Inc.*                                  22,950,000
 Retail/Wholesale - Building Products - 2.0%
                                                      9,500 Hornbach Baumarkt AG (Germany)                         5,318,404
                                                     12,000 Hornbach Holdings AG (Germany)                        12,932,120
                                                    650,000 Home Depot Inc.                                       25,918,750
                                                                                                                  44,169,274
     Retail/Wholesale Office Supplies - 2.4%
                                                  1,000,000 Staples Inc.*                                         28,250,000
                                                  1,000,000 OfficeMax Inc.*                                       24,250,000
                                                                                                                  52,500,000
              Shoes & Related Apparel - 1.6%
                                                    750,000 Nine West Group Inc.*                                 34,125,000
        Telecommunications - Cellular - 0.9%
                                                    506,000 Vodafone Group PLC ADR (United Kingdom)               20,746,000
       Telecommunications - Equipment - 1.8%
                                                    300,000 Nokia Corp. ADR (Finland)                             20,925,000
                                                    650,000 General Instrument Corp.*                             19,500,000
                                                                                                                  40,425,000
       Telecommunications - Services  - 3.7%
                                                  1,000,000 IntelCom Group Inc.* # (Canada)                       12,750,000
                                                  1,100,000 WorldCom Inc.*                                        35,337,500
                                                    700,000 Paging Network Inc.*                                  33,600,000
                                                                                                                  81,687,500
                                                            TOTAL COMMON STOCK (Cost $1,486,249,067)           2,040,909,087

                                                               FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
                                                                                                 NOTES - 2.5%
                                                $25,000,000 FNMA Discount Notes due 10/25/95                     $24,907,167
                                                 15,000,000 FNMA Discount Notes due 11/02/95                      14,925,600
                                                 10,000,000 FNMA Discount Notes due 11/21/95                       9,921,375
                                                  6,000,000 FNMA Discount Notes due 11/24/95                       5,950,140
                                                            TOTAL FNMA DISCOUNT NOTES (Amortized Cost             55,704,282
                                                            $55,704,282)

                                                                   U.S. GOVERNMENT OBLIGATIONS - 3.8%
                                                    900,000 U.S. Treasury Bills due 10/12/95                         898,556
                                                  2,200,000 U.S. Treasury Bills due 10/19/95                       2,194,225
                                                  4,800,000 U.S. Treasury Bills due 11/02/95                       4,777,749
                                                 25,500,000 U.S. Treasury Bills due 11/09/95                      25,356,464
                                                 25,000,000 U.S. Treasury Bills due 11/16/95                      24,833,148
                                                 24,000,000 U.S. Treasury Bills due 11/24/95                      23,810,640
                                                            TOTAL U.S. GOVERNMENT OBLIGATIONS (Amortized Cost
                                                            $81,870,782)                                          81,870,782

  TOTAL INVESTMENTS (Cost $1,623,824,131+) -                                 2,178,484,151
                                       98.8%
       OTHER ASSETS, LESS LIABILITIES - 1.2%                                    27,194,352
                           NET ASSETS - 100%                                $2,205,678,503

*Non-Income Producing Security.
+Also represents cost for tax purposes.
#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the year ended September 30, 1995:

                                                                    Change in
                    Market Value                                    Unrealized     Market Value
                     at 9/30/94    Purchases at       Sales        Appreciation     at 9/30/95      Dividend     Realized Gain
                                       Cost          at Cost      (Depreciation)                     Income         (Loss)
Aldila Inc.           $14,025,000             $0    $14,361,154          $336,154             $0             $0   $(6,708,200)
Cyrk Inc.                       0     21,600,000     21,600,000                 0              0              0    (9,610,379)
DOVatron               12,112,500              0     11,887,500         (225,000)              0              0    (2,261,526)
International Inc.
IDEXX Laboratories     23,600,000              0      5,626,130        26,726,130     44,700,000              0      2,572,028
Inc.(1)
IntelCom Group                  0     15,272,600              0       (2,522,600)     12,750,000              0              0
Inc.
OHM Corp.               9,200,000              0      9,765,166           565,166              0              0    (4,743,815)
PeopleSoft Inc.(2)     28,950,000              0     19,828,401       (9,121,599)              0              0     26,987,711
Sanmina Corp.           9,700,000              0              0         9,400,000     19,100,000              0              0

 (1) Adjusted for 2-for-1 stock split 6/6/95
 (2) Adjusted for 2-for-1 stock split 12/12/94
See notes to financial statements.

THE BERGER FUNDS
Berger 100 Fund
                        Report of Independent Accountants

To the Board of Directors and Shareholders of Berger 100 Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Berger 100 Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.


Price Waterhouse LLP

Denver, Colorado
October 27, 1995

THE BERGER FUNDS
Berger 101 Fund
(DESCRIPTION OF 101 FUND PERFORMANCE CHARTS)
The following table reflects data presented in two line charts at this point in the Annual Report to Shareholders. The first chart compares the value of shares invested in the Berger 101 Fund to the S&P 500 Index. The second chart compares the Berger 101 Fund to the Cost of Living Index. Both charts are based on an initial investment of $10,000 on September 30, 1985 with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger 101 Fund's Average Annual Total Return as of September 30, 1995 for 1 year--14.1%, 5 years--20.5% and 10 years--13.3%.

                               Total Value
                 Berger 101   S&P 500 Index     Cost of
     Date           Fund                      Living Index
09/30/85              $10,000        $10,000        $10,000
09/30/86               13,191         13,160         10,175
09/30/87               15,815         18,867         10,619
09/30/88               13,804         16,522         11,062
09/30/89               16,196         21,957         11,542
09/30/90               13,738         19,929         12,253
09/30/91               21,812         26,117         12,669
09/30/92               23,547         28,990         13,047
09/30/93               29,781         32,741         13,398
09/30/94               30,647         33,958         13,795
09/30/95               34,952         44,024         14,118

Past performance is not predictive of future performance.

THE BERGER FUNDS
Berger 101 Fund
                           Portfolio Manager's Letter
Dear Shareholder,
  Berger Associates, Inc., has managed the Berger 101 Fund for the past 21 years. During this period a hypothetical $10,000 investment on September 30, 1974 would have grown to $148,005 at September 30, 1995, which represents a
13.7% average annual total return.   The Fund's average annual total returns for
the one, five and ten year periods ending September 30, 1995, were 14.1%, 20.5% and 13.3% respectively.*
  The past twelve months have been truly spectacular for stock and bond investors alike as the forces of declining interest rates and strong corporate profitability have been the catalyst for exceptionally strong market performance. Moderate levels of economic growth and a continuation of the low levels of inflationary pressures within the economic system have provided an excellent backdrop for investors. Behind the exceptionally strong performance of the major market averages the picture has been somewhat mixed. Strong performance has largely been concentrated in the technology and financial services sectors of the marketplace while performance in most other sectors has been selective and highly rotational. Performance of the Berger 101 Fund, after a disappointing first half of the year, has been more in line with the averages over the past six months. As your management team reflects over the past twelve months, we share the disappointment of many of you with the yearly performance but have never become discouraged. The demonstrated long term success of owning a diversified portfolio of some of the most profitable, predictable growth companies in the world has given us the conviction and the courage to stay disciplined throughout this admittedly difficult period.
  The year began on a difficult note when the decision by the Mexican government to devalue, and subsequently float the peso exchange rate, severely hurt Fund performance in December and January. Losses were realized on the foreign portion of the portfolio, primarily in Mexican and other Latin American stocks. It was the opinion of management at that time to liquidate those affected holdings with the feeling that the economic impact of the devaluation action would be impossible to evaluate until a later date. In spite of the disappointments within the foreign holdings, the year has been generally successful as the domestic equity market's rotation back toward a growth stock preference began to positively impact the portfolio in the Spring and generally continued throughout the remainder of the fiscal year. The highly diversified and eclectic nature of the Berger 101 Fund makes individual security selection far more important than sector weightings. The successes throughout the year were clearly reflective of this approach as winners were found in technology (LSI Logic 5.5% convertible debenture, Nokia, Motorola and Hewlett-Packard); financials (Charles Schwab Corp., Federal National Mortgage and USF&G); and healthcare (Johnson & Johnson, Abbott Labs, American Home Products and Pfizer), as well as some selected consumer related issues (Philip Morris and Black & Decker). Major failures were all confined to the foreign area.
  As we move forward into the new fiscal year we continue to be optimistic about the prospects for growth and income investors. The economic environment remains ideal with slow growth and low rates of consumer inflation. Although we continue to be optimistic over the long term fundamentals of the technology sector, the near term holds some concern over rising, and possibly unrealistic expectations, as well as concerns over the heavy concentrations of ownership within the sector. This ownership concentration, largely by mutual funds, could lead to a short term setback should fund managers be inclined to rotate into better performing and less volatile sectors during a normal correction. For this reason, we currently underweight the sector in hopes of a better buying opportunity in the future. Currently, our largest single sector weighting is committed to telephone utilities with nearly 16% of portfolio assets allocated to providers of telecommunications services. Healthcare continues to be an area of great opportunity for growth and income investors as companies within the sector make up 12% of portfolio assets. Selected financial service companies also comprise 12% of the portfolio. Capital goods and consumer cyclicals make up 10% and 9% of the portfolio respectively. The largest single area of new portfolio commitment comes in the oil service sector as advances in technology as well as a firmer pricing environment brought about by industry consolidation lends a bright earnings future to the group. We currently have committed approximately 8% of assets to this group. We currently have allocated 18% of assets to bonds which are convertible into common stock with nearly half of that invested in the convertible bonds of technology companies. That, in addition to our 7% weighting to technology common stocks gives us effective technology exposure of approximately 16% of total portfolio assets. Approximately 8% of assets remain in cash equivalents. I would encourage you to review the Schedule of Investments on the pages that follow to see the individual companies and their respective weightings within the portfolio. Other significant news during the year included the appointment of Price Waterhouse LLP as independent accountants for the Fund.
  As we enter the new fiscal year we continue to believe in the long term health of the U.S. economy, the global economy and the overall investment environment for equity investors. Although earnings per share growth rates have likely peaked for the current cycle, we continue to find individual companies possessing the characteristics we seek trading at attractive prices relative to their respective fundamental outlooks. We remain both confident and committed to our long held philosophy of attaching shareholder assets to a stream of steadily growing earnings and riding those earnings to long term investment success. We appreciate the trust and confidence exhibited by your investment in the Berger 101 Fund and look forward to earning it well into the future.

Respectfully submitted,


Rodney L. Linafelter
President and Portfolio Manager

*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE BERGER FUNDS
Berger 101 Fund

                                                                  Berger One Hundred and One Fund, Inc.
                                                              Schedule of Investments / September 30, 1995
                                                  Shares, Units or                                              Market
                                                  Principal Amount                                              Value
                                                                          COMMON STOCK - 71.3%
                    Aerospace/Defense - 2.4%
                                                    125,000 Boeing Co.                                          $  8,531,250
                Building - Hand Tools - 2.4%
                                                    250,000 Black & Decker Corp.                                   8,531,250
          Commercial Services - Misc. - 2.1%
                                                    200,000 H & R Block Inc.                                       7,600,000
                  Computer - Services - 2.2%
                                                    120,000 Computer Sciences Corp.*                               7,725,000
               Diversified Operations - 3.7%
                                                    100,000 Alco Standard Corp.                                    8,475,000
                                                    200,000 Ogden Corp.                                            4,700,000
                                                                                                                  13,175,000
               Electrical - Equipment - 1.7%
                                                     60,000 ASEA AB ADR (Sweden)                                   5,992,500
   Electronic - Measuring Instruments - 2.3%
                                                    250,000 Elsag Bailey Process Automation* (Netherlands)         8,156,250
  Electronic - Semiconductor Manufacturing -
                                        2.2%
                                                    100,000 Motorola Inc.                                          7,637,500
                Finance - Equity REIT - 2.8%
                                                    175,000 Crescent Real Estate Equities Inc.                     5,381,250
                                                    250,000 Security Capital Pacific Trust                         4,750,000
                                                                                                                  10,131,250
         Finance - Investment Brokers - 2.4%
                                                    300,000 Charles Schwab Corp.                                   8,400,000
Finance - Mortgage & Related Services - 2.2%
                                                     75,000 Federal National Mortgage Assn.                        7,762,500
              Household - Audio/Video - 2.1%
                                                    150,000 Philips Electronics N.V. New York (Netherlands)        7,312,500
  Insurance - Property/Casualty/Title - 4.2%
                                                    150,000 PMI Group Inc.                                         7,106,250
                                                    400,000 USF&G Corp.                                            7,750,000
                                                                                                                  14,856,250
           Medical - Drug/Diversified - 6.8%
                                                    200,000 Abbott Laboratories                                    8,525,000
                                                     80,000 American Home Products Corp.                           6,790,000
                                                    120,000 Johnson & Johnson                                      8,895,000
                                                                                                                  24,210,000
              Medical - Ethical Drugs - 4.8%
                                                    150,000 Merck & Co.                                            8,400,000
                                                    160,000 Pfizer Inc.                                            8,540,000
                                                                                                                  16,940,000
      Office - Equipment & Automation - 1.9%
                                                     50,000 Xerox Corp.                                            6,718,750
           Oil & Gas - Field Services - 4.5%
                                                    195,000 Halliburton Co.                                        8,141,250
                                                    120,000 Schlumberger Ltd.                                      7,830,000
                                                                                                                  15,971,250
      Oil & Gas - Machinery/Equipment - 2.0%
                                                    300,000 Dresser Industries Inc.                                7,162,500
      Oil & Gas - Production/Pipeline - 1.9%
                                                    200,000 Enron Corp.                                            6,700,000
 Retail/Wholesale - Building Products - 0.5%
                                                        525 Hornbach Baumarkt AG (Germany)                           293,912
                                                      1,400 Hornbach Holdings AG (Germany)                         1,508,747
                                                                                                                   1,802,659
        Telecommunications - Cellular - 2.3%
                                                    200,000 Vodafone Group PLC ADR (United Kingdom)                8,200,000
       Telecommunications - Equipment - 2.0%
                                                    100,000 Nokia Corp. ADR (Finland)                              6,975,000
        Telecommunications - Services - 2.2%
                                                    125,000 Telecom Corp. of New Zealand Ltd. ADR (New             7,718,750
                                                            Zealand)
             Transportation - Airline - 0.2%
                                                     90,000 Singapore Airlines (Singapore)                           834,270
                  Utility - Telephone - 9.5%
                                                    160,000 Ameritech Corp.                                        8,340,000
                                                    300,000 Frontier Corp.                                         7,987,500
                                                    160,000 SBC Communications Inc.                                8,800,000
                                                    180,000 U S West Inc.                                          8,482,500
                                                                                                                  33,610,000
                                                            TOTAL COMMON STOCK (Cost $196,103,159)               252,654,429

                                                                   CONVERTIBLE PREFERRED STOCK - 2.3%
                  Computer - Services - 0.9%
                                                     50,000 General Motors Corp. Cl C Cv Pfd                       3,243,750
      Oil & Gas - Production/Pipeline - 1.4%
                                                    100,000 Tejas Gas Corp. 5.25% Cv Pfd                           4,900,000
                                                            TOTAL CONVERTIBLE PREFERRED STOCK (Cost                8,143,750
                                                            $7,779,925)

                                                                     CONVERTIBLE DEBENTURES - 16.6%
            Computer - Local Networks - 2.2%
                                                 $5,000,000 3Com Corp. 144A - 10.25% due 11/01/01**                7,812,500
                  Computer - Services - 2.4%
                                                  6,000,000 First Financial Management Corp. - 5% due              8,685,000
                                                            12/15/99
        Electronic - Misc. Components - 0.6%
                                                  2,500,000 Solectron Corp. LYON - 0% due 05/05/12#                2,075,000
  Electronic - Scientific Instruments - 2.4%
                                                  5,500,000 Thermo Electron Corp. 144A -  5% due 01/15/01**        8,373,750
  Electronic - Semiconductor Manufacturing -
                                        3.5%
                                                  2,500,000 LSI Logic Corp. 144A - 5.5% due 03/15/01**            12,250,000
                  Media - Periodicals - 1.3%
                                                  4,386,500 Time Warner Inc. - 8.75% due 01/10/15                  4,583,892
              Medical - Generic Drugs - 1.5%
                                                  5,000,000 IVAX Corp. 144A - 6.5% due 11/15/01**                  5,362,500
       Telecommunications - Equipment - 1.5%
                                                  4,000,000 General Instrument Corp. - 5% due 06/15/00             5,425,000
        Telecommunications - Services - 1.2%
                                                  4,000,000 WorldCom Inc. - 5% due 08/15/03                        4,090,000
                                                            TOTAL CONVERTIBLE DEBENTURES (Cost $45,857,324)       58,657,642

                                                                  FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
                                                  A$700,000 Queensland Treasury-Global Note 12% due 08/15/01         616,851
                                                            (Australia)
                                                  A$700,000 Queensland Treasury-Global Note 8% due 08/14/01          519,696
                                                            (Australia)
                                                            TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost             1,136,547
                                                            $1,132,486)

                                                               FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
                                                                                                 NOTES - 2.0%
                                                  4,500,000 FNMA Discount Notes due 10/19/95                       4,487,490
                                                  2,500,000 FNMA Discount Notes due 10/25/95                       2,490,717
                                                            TOTAL FNMA DISCOUNT NOTES (Amortized Cost              6,978,207
                                                            $6,978,207)

                                                                   U.S. GOVERNMENT OBLIGATIONS - 6.6%
                                                    900,000 U.S. Treasury Bills due 10/05/95                         899,466
                                                  2,100,000 U.S. Treasury Bills due 10/12/95                       2,096,625
                                                  5,600,000 U.S. Treasury Bills due 10/19/95                       5,585,300
                                                  5,450,000 U.S. Treasury Bills due 10/26/95                       5,430,736
                                                  5,000,000 U.S. Treasury Bills due 11/09/95                       4,971,454
                                                  4,750,000 U.S. Treasury Bills due 11/16/95                       4,718,014
                                                            TOTAL U.S. GOVERNMENT OBLIGATIONS (Amortized Cost
                                                            $23,701,595)                                          23,701,595

    TOTAL INVESTMENTS (Cost $281,552,696+) -                                                        351,272,170
                                       99.1%
    OTHER ASSETS, LESS LIABILITIES - 0.9%                                                             3,123,637
                           NET ASSETS - 100%                                                       $354,395,807

*Non-Income Producing Security.
**Pursuant to Rule 144A, resale is
restricted to qualified institutional buyers.
#Liquid Yield Option Note
A$ Australian Dollars
Also represents cost for tax purposes.

THE BERGER FUNDS
Berger 101 Fund

                        Report of Independent Accountants


To the Board of Directors and Shareholders of Berger 101 Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Berger 101 Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.


Price Waterhouse LLP

Denver, Colorado
October 27, 1995

THE BERGER FUNDS
Berger Small Company Growth Fund
(DESCRIPTION OF SMALL COMPANY GROWTH FUND CHARTS)
The following table reflects data presented in two line charts at this point in the Annual Report to Shareholders. The first chart compares the value of shares invested in the Berger Small Company Growth Fund to the Russell 2000 Index. The second chart compares the Berger Small Company Growth Fund to the Cost of Living Index. Both charts present quarterly data based on an initial investment of $10,000 on December 30, 1993 (inception date of Fund) with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Berger Small Company Growth Fund's Total Return from inception, December 30, 1993, to September 30, 1995 --23.4% and the Average Annual Total Return as of September 30, 1995 for 1 year--31.9%.

                                 Total Value
                  Berger Small
                    Company      Russell 2000     Cost of
      Date        Growth Fund       Index       Living Index
12/30/93                $10,000        $10,000        $10,000
03/31/94                 10,120          9,734         10,096
06/30/94                  9,440          9,353         10,151
09/30/94                 10,960         10,003         10,247
12/31/94                 11,373          9,818         10,267
03/31/95                 11,734         10,271         10,384
06/30/95                 12,414         11,234         10,460
09/30/95                 14,457         12,343         10,487

Past performance is not predictive of future performance.

THE BERGER FUNDS
Berger Small Company Growth Fund
                            Portfolio Manager's Letter
Dear Shareholder,
  Berger Associates, Inc., has managed the Berger Small Company Growth fund since its inception on December 30, 1993. During this period, the value of a hypothetical $10,000 investment would have grown to $14,457 at September 30, 1995, which represents a 23.4% average annual total return. For the one year period ending September 30, 1995, the average annual total return was 31.9%.*
  The twelve months which preceded the end of the fiscal year of your Fund have been quite extraordinary for growth stock investors. Following 1994, which was lack-luster for most investors, 1995 has proven to be most rewarding. However, a look beneath the surface of the market indices reveals a somewhat one-sided picture with technology stocks, both large and small, having dominated the performance of most major indices. While we firmly believe in the importance of technology--as it pertains to growth stock investing and for the future of this country--we also believe that the market became unrealistic with respect to it's expectations for the ability of this sector of the market to grow, particularly in the semiconductor sector of the market. While the fundamental underpinnings of technology broadly were (and still remain) above average compared to other sectors of the market, they are not infallible. As I write this letter, we believe that the market, led by technology stocks, may be positioned for a correction. There are a variety of factors which are causing this concern.
  First, with the exception of a few scattered days of short selling, the market has not seen much of a correction or pullback thus far this year. Such corrections are normal and common; indeed, it is uncommon for a market to make the kind of sustained advance that we have seen through September of this year without seeing some retrenchment. Hence, we are not especially worried about the market. The term "correction" is not just a euphemism to disguise an unpleasant situation. The market is in constant flux, as investors continually assess the ever changing landscape. The market is the mechanism through which the expectations of the future fortunes of corporations around the world are gauged. Sometimes, these adjustments overshoot on both the upside and the downside, and it is rallies and pullbacks, or "corrections", which serve to more closely align expectations and reality. Expectations are simply another word for perceptions, and perceptions can and do get clouded by emotions. It is the emotional overlay which causes the market to make tops and bottoms.
  We believe that, despite the strong earnings growth likely to be achieved by many companies in the technology arena, we have probably seen an emotional top in the sector overall. We believe that the stock performance we are currently seeing--periods of sharp and panic driven selling, followed by rallies back up-- could persist for a while, but will likely clear the air and create a bottom in the sector, providing investors with the opportunity to become owners of excellent companies at prices not seen in several years. We would expect, however, to see greater differentiation and more of a focus on quality in the sector. We would hope to take advantage of any pull-back in the market to upgrade the quality of our holdings, something we try to do continually.
  Elsewhere in the small cap arena, it is difficult to find any other sector with the broad and comprehensive strong fundamentals as exist in technology. However, we are still able to find numerous attractive investment opportunities in a variety of sectors elsewhere in the market. Healthcare, consumer growth, business services, telecommunications and financial services as well as the industrial sector of the economy all offer numerous strong companies with attractive products or services which we expect will cause these companies to show correspondingly strong earnings growth.
  The ability to grow earnings is, we believe, the single most important variable in determining the future stock price for companies. While we do not attempt to predict the economic environment, we of course pay close attention to it. It is our current expectation that while the rate of economic growth has probably peaked for this cycle, positive growth could well continue for quite some time. A moderate course of action by the Federal Reserve has so far proven to be successful in guiding the economic progress of the country to lower, more sustainable levels of growth. With the positive, but moderate tone in the economy, it will be more difficult for companies to show strong earnings growth, particularly those companies which are dependent on a strong economy for their growth, i.e., cyclicals. The expected benign interest rate environment should allow those companies which are able to grow their earnings to achieve price appreciation in their stock prices in line with the rate of earnings growth. In addition, the increased difficulty of showing earnings growth may cause the winners to be doubly rewarded by the market as premiums expand for true growth companies. If this is the case, that should bode well for the stocks of companies held in your Fund.
  Your Fund has been generally a good performer during the fiscal year. We outlined the Fund's performance from October 1, 1994 to March 31, 1995 in the semi-annual report to shareholders. The highlights (and lowlights) from that report were: a) technology stocks played a major role in the positive performance of the Fund and, b) January was a difficult month with the primary negative factor being the Fund's exposure to stocks in so-called emerging markets, which were severely beaten down following the devaluation of the currency in Mexico. In the period since March, 1995, several industries identified with the technology sector, as mentioned above, continued to perform very well and those industries combined have averaged about 30-35% of the Fund's assets during the year. We have been scaling back on our exposure to this sector, in some cases selling stocks prematurely, but believing that the risk outweighed the return potential of the securities. Additionally, we have been fortunate to own stocks in other sectors which have performed extremely well. Some of the stocks which have delivered stellar returns in the Fund this year include the consultant, Gartner Group; radio operators, Clear Channel Communications and Emmis Broadcasting; a biotechnology company, BioChem Pharma; an operator of private prisons, Corrections Corporation of America; and CyCare Systems, Inc., which provides information systems to medical practitioners.
Some stocks we wished we hadn't owned included Fossil Corp., a maker of watches and accessories which has fallen victim to weak consumer spending and, Rock Bottom Restaurants, which has failed to deliver the earnings and growth expected by investors from an otherwise attractive dining concept.
  The companies whose securities are held in the Fund continue to perform well by and large. Earnings are expected to show an improvement from 1994's results by some 46% this year and again by 37% in 1996. This is well above the expected growth rate of the market overall, which is expected to grow it's earnings at a level of somewhere near 10% next year. While these stocks are also selling at a premium to the market, we believe that this is justified given the strength of the earnings growth and the increasing difficulty we expect companies to have in achieving growth. We constantly attempt to stay on top of the fortunes of our holdings and to be responsive to changes in their outlook. Our confidence level in the management teams of these companies is high, and while our share of missteps will be inevitable, we believe most stocks will perform well. Indeed, if they perform in line with their expected earnings growth we would be quite happy.
  The Fund is highly diversified with over 120 individual securities being held in a wide variety of industries. Our holdings of non-U.S. companies is relatively small, comprising about 6% of the Fund's assets. It should be pointed out that only one stock is in a so-called emerging market--Giordano Holdings of Hong Kong, a well established apparel retailer with operations throughout Asia. Virtually all of the other foreign holdings are domiciled in developed countries and/or have a significant proportion of their operations stemming from U.S. business activities.
  In summary, the overall outlook for the companies held in your Fund remains very positive. The economic environment, as well as we can discern it, remains positive to benign. Our ability to find those companies which can excel in the delivery of strong earnings growth will hopefully be realized in the continued appreciation of the prices of their stocks. To be sure, there are risks associated with investing in rapidly growing companies; however, in the long haul, earnings growth will be rewarded by the market.
  We are pleased to announce that Price Waterhouse LLP was appointed as independent accountants of the Fund. We thank you again for your confidence and hope we can exceed your expectations for our performance.

Respectfully submitted,

William Keithler
President and Portfolio Manager

*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE BERGER FUNDS
Berger Small Company Growth Fund

                                                                    Berger Small Company Growth Fund
                                                              Schedule of Investments / September 30, 1995

                                                 Shares, Units or                                               Market
                                                 Principal Amount                                               Value
                                                                          COMMON STOCK - 91.7%
   Auto/Truck - Original Equipment - 0.8%
                                                    125,000 OEA Inc.                                            $  4,093,750
Banks - Northeast - 0.8%
                                                    375,000 Dime Bancorp Inc.*                                     4,406,250
Commercial Services - Misc. - 2.2%
                                                     30,000 AccuStaff Inc.*                                        1,102,500
                                                     89,000 American  Oncology Resources Inc.*                     3,827,000
                                                    200,000 Copart Inc.*                                           4,550,000
                                                    100,000 Mail Boxes Etc.*                                       1,325,000
                                                     25,000 NFO Research Inc.*                                       587,500
                                                                                                                  11,392,000
Commercial Services - Security/Safety - 1.6%
                                                    105,000 Corrections Corp. of America*                          5,053,125
                                                    200,000 LoJack Corp.*                                          3,300,000
                                                                                                                   8,353,125
Commerical Services - Misc. - 0.2%
                                                     50,000 Pediatrix Medical Group Inc.*                          1,025,000
Computer - Graphics - 0.8%
                                                    129,000 Pinnacle Systems Inc.*                                 3,966,750
Computer - Integrated Systems - 0.7%
                                                     70,000 Medic Computer Systems Inc.*                           3,552,500
Computer - Local Networks - 0.4%
                                                     50,000 NETCOM On-Line Communication Services Inc.*            2,200,000
Computer - Memory Devices - 0.7%
                                                    390,000 Stac Electronics Inc.*                                 3,656,250
Computer - Optical Recognition - 0.9%
                                                    190,000 Telxon Corp.                                           4,536,250
Computer - Peripheral Equipment - 3.2%
                                                     75,000 Bolt Beranek & Newman Inc.*                            2,803,125
                                                    300,000 Creative Technology Ltd.* (Singapore)                  4,087,500
                                                    305,000 Data Translation Inc.*#                                5,413,750
                                                    125,000 MICROS Systems Inc.*                                   4,468,750
                                                                                                                  16,773,125
Computer - Services - 5.7%
                                                    165,000 American Management Systems Inc.*                      4,413,750
                                                    133,000 Broadway & Seymour Inc.*                               3,325,000
                                                    189,500 CyCare Systems Inc.*                                   6,300,875
                                                     20,000 Desktop Data Inc.*                                       695,000
                                                    120,000 Gartner Group Inc. Cl A*                               3,930,000
                                                     60,000 HBO & Co.                                              3,750,000
                                                    147,000 QuickResponse Services Inc.*                           3,822,000
                                                    140,400 Systems & Computer Technology Corp.*                   3,790,800
                                                                                                                  30,027,425
Computer - Software - 13.3%
                                                     90,000 Atria Software Inc.*                                   2,632,500
                                                     53,000 Baan Co. N.V.* (Netherlands)                           2,385,000
                                                    300,000 Borland International Inc.*                            4,387,500
                                                     50,000 Business Objects S.A. ADR* (France)                    2,131,250
                                                    100,000 Cambridge Technology  Partners Inc.*                   5,075,000
                                                    100,000 CBT Group PLC ADR* (Ireland)                           4,775,000
                                                     15,000 Edmark Corp.*                                            721,875
                                                     40,000 HNC Software Inc.*                                     1,050,000
                                                     40,000 INSO Corp.*                                            1,290,000
                                                    169,000 Integrated Silicon Systems Inc.*                       5,070,000
                                                     90,000 Intuit Inc.*                                           4,230,000
                                                     80,000 Learning Co.*                                          4,840,000
                                                     11,200 Maxis Inc.*                                              492,800
                                                    270,000 MDL Information Systems Inc.*                          5,028,750
                                                     95,000 Network General Corp.*                                 3,918,750
                                                     50,000 Premenos Technology Corp.*                             1,625,000
                                                    125,000 Sierra On-Line Inc.*                                   4,906,250
                                                     87,000 Softdesk Inc.*                                         2,196,750
                                                    202,000 Spectrum HoloByte Inc.*                                2,550,250
                                                     75,000 SPSS Inc.*                                             1,293,750
                                                    100,000 Sterling Software Inc.*                                4,550,000
                                                     20,000 Synopsys Inc.*                                           615,000
                                                     98,000 Wonderware Corp.*                                      3,809,750
                                                                                                                  69,575,175
Consumer Products - Misc. - 0.3%
                                                     65,000 Ultralife Batteries Inc.*                              1,592,500
Diversified Operations - 0.9%
                                                     74,000 Pittway Corp. Cl A                                     4,606,500
Electrical - Equipment - 1.6%
                                                     85,000 Anixter International Inc.*                            3,516,875
                                                    195,000 Baldor Electric Co.                                    4,899,375
                                                                                                                   8,416,250
Electronic - Laser Systems/Components - 0.8%
                                                    200,000 ThermoLase Corp.*                                      4,075,000
Electronic - Misc. Components - 1.2%
                                                     83,000 Maxim Integrated Products Inc.*                        6,142,000
Electronic - Parts Distributors - 1.3%
                                                    152,900 Kent Electronics Corp.*                                6,708,488
Electronic - Semiconductor Manufacturing -
1.2%
                                                     60,000 Altron Inc.*                                           1,875,000
                                                    120,000 Burr-Brown Corp.*                                      4,470,000
                                                                                                                   6,345,000
Electronic Products - Misc. - 1.0%
                                                     60,500 Franklin Electronic  Publishers Inc.*                  2,382,187
                                                    150,000 Harmonic Lightwaves Inc.*                              2,700,000
                                                                                                                   5,082,187
Finance - Savings & Loan - 0.6%
                                                     80,000 Brooklyn Bancorp Inc.*                                 3,150,000
Finance - Small Business Investment Co.  &
Commercial - 1.1%
                                                     66,800 Safeguard Scientifics Inc.*                            3,206,400
                                                    155,000 Sirrom Capital Corp.                                   2,809,375
                                                                                                                   6,015,775
Financial Services - Misc. - 1.1%
                                                    150,000 Checkfree Corp.*                                       3,000,000
                                                    120,000 PMT Services Inc.*                                     2,895,000
                                                                                                                   5,895,000
Food - Misc. Preparation - 0.9%
                                                    175,400 Mafco Consolidated Group Inc.*                         4,516,550
Funeral Services & Related - 1.7%
                                                    114,100 Loewen Group Inc. (Canada)                             4,706,625
                                                    115,000 Stewart Enterprises Inc. Cl A                          4,168,750
                                                                                                                   8,875,375
Household - Audio/Video - 0.1%
                                                     50,000 Mackie Designs Inc.*                                     725,000
Leisure - Gaming - 1.1%
                                                    225,000 Station Casinos Inc.*                                  3,459,375
                                                    100,000 TABCORP Holdings Ltd. ADR 144A** (Australia)           2,575,000
                                                                                                                   6,034,375
Leisure - Movies & Related - 0.9%
                                                    110,000 Avid Technology Inc.*                                  4,730,000
Machinery - Materials Handling/Automation -
0.6%
                                                    175,000 3D Systems Corp.*                                      2,931,250
Media - Radio/TV - 4.5%
                                                    155,000 American Radio Systems Corp. Cl A*                     3,836,250
                                                     60,000 Clear Channel Communications Inc.*                     4,545,000
                                                    180,000 Emmis Broadcasting Corp. Cl A*                         5,647,500
                                                    167,500 Evergreen Media Corp. Cl A*                            4,773,750
                                                    133,500 Renaissance Communications Corp.*                      4,672,500
                                                                                                                  23,475,000
Medical - Biomedics/Genetics - 5.2%
                                                     75,000 Agouron Pharmaceuticals Inc.*                          2,156,250
                                                    200,000 BioChem Pharma Inc.* (Canada)                          6,375,000
                                                    205,000 Cephalon Inc.*                                         5,637,500
                                                    253,000 Curative Technologies Inc.*                            3,573,625
                                                     78,700 Genzyme Corp.*                                         4,564,600
                                                    300,000 Liposome Co. Inc.*                                     5,062,500
                                                                                                                  27,369,475
Medical - Generic Drugs - 1.1%
                                                    146,200 Watson Pharmaceuticals Inc.*                           5,994,200
Medical - Health Maintenance Organizations -
                                        1.2%
                                                    195,500 CompDent Corp.*                                        5,718,375
                                                     20,000 United Dental Care Inc.*                                 600,000
                                                                                                                   6,318,375
Medical - Hospitals - 1.3%
                                                    125,000 Community Health Systems Inc.*                         5,046,875
                                                    100,000 Veterinary Centers of America*                         1,700,000
                                                                                                                   6,746,875
Medical - Instruments - 1.8%
                                                    204,000 Sofamor/Danek Group Inc.*                              5,661,000
                                                    460,000 Vidamed Inc.*#                                         3,622,500
                                                                                                                   9,283,500
Medical - Outpatient/Home Care - 4.2%
                                                    160,000 HEALTHSOUTH Corp.*                                     4,080,000
                                                    180,000 MedPartners Inc.*                                      5,670,000
                                                    180,000 PhyCor Inc.*                                           6,165,000
                                                    160,000 Physician Reliance Network Inc.*                       5,920,000
                                                                                                                  21,835,000
Medical - Products - 0.6%
                                                    235,000 Ovid Technologies Inc.*                                3,113,750
Medical/Dental - Supplies - 3.1%
                                                    150,000 Omnicare Inc.                                          5,850,000
                                                    155,000 Orthodontic Centers of America Inc.*                   4,998,750
                                                     75,000 Target Therapeutics Inc.*                              5,250,000
                                                                                                                  16,098,750
Metal Processing & Fabrication - 0.9%
                                                    120,000 Wolverine Tube Inc.*                                   4,545,000
Oil & Gas - Drilling - 0.9%
                                                    700,000 Global Marine Inc.*                                    4,987,500
Oil & Gas - Machinery/Equipment - 1.0%
                                                    185,000 Tidewater Inc.                                         5,203,125
 Oil & Gas - U.S. Exploration & Production -
                                        0.9%
                                                    385,000 Cairn Energy USA Inc.*                                 4,908,750
Pollution Control - Services - 0.9%
                                                    200,000 Tetra Tech Inc.*                                       4,650,000
Retail - Apparel/Shoe - 1.4%
                                                  3,320,000 Giordano Holdings Ltd. (Hong Kong)                     3,049,023
                                                    115,000 Men's Wearhouse Inc.*                                  4,140,000
                                                                                                                   7,189,023
Retail - Consumer Electronics - 0.3%
                                                    125,000 Good Guys Inc.*                                        1,421,875
Retail - Mail Order & Direct - 0.3%
                                                     30,000 Micro Warehouse Inc.*                                  1,372,500
Retail - Misc./Diversified - 1.8%
                                                    200,000 Hollywood Entertainment Corp.*                         4,287,500
                                                    250,000 Moovies Inc.*                                          4,906,250
                                                                                                                   9,193,750
Retail - Restaurants - 2.0%
                                                    125,000 Cheesecake Factory Inc.*                               3,343,750
                                                    240,000 Landry's Seafood Restaurants Inc.*                     4,320,000
                                                    180,000 O'Charleys Inc.*                                       2,700,000
                                                                                                                  10,363,750
Retail/Wholesale Computers - 0.8%
                                                    135,000 Creative Computers Inc.*                               3,982,500
Shoes & Related Apparel - 0.9%
                                                    180,000 Wolverine World Wide Inc.                              4,927,500
Telecommunications - Cellular - 1.0%
                                                    225,000 Palmer Wireless Inc.*                                  5,006,250
Telecommunications - Equipment - 4.0%
                                                     75,000 Cascade Communications Corp.*                          3,693,750
                                                    215,000 Comverse Technology Inc.*                              4,676,250
                                                    100,000 Glenayre Technologies Inc.*                            7,200,000
                                                    157,500 PairGain Technologies Inc.*                            5,433,750
                                                                                                                  21,003,750
Telecommunications - Services - 2.7%
                                                    155,000 Arch Communications Group Inc.*                        4,068,750
                                                    200,000 IntelCom Group Inc.* (Canada)                          2,550,000
                                                    110,000 LCI International Inc.*                                4,317,500
                                                    120,000 Metrocall Inc.*                                        3,330,000
                                                                                                                  14,266,250
                              Tobacco - 0.1%
                                                     20,500 Culbro Corp.*                                            825,125
Transport - Air Freight - 0.1%
                                                     25,000 Atlas Air Inc.*                                          556,250
Transportation - Rail - 1.0%
                                                     75,000 Wisconsin Central Transportation Corp.*                5,006,250
                                                            TOTAL COMMON STOCK (Cost $342,471,473)               479,042,923

                                                                  STOCK APPRECIATION INCOME LINKED SECURITIES
                                                                                               (SAILS) - 0.6%
                        Media - Books - 0.6%
                                                     45,000 Houghton Mifflin Co. - 6% Exchangeable Notes due       2,925,000
                                                            8/1/99  (SAILS)
                                                            TOTAL SAILS (Cost $3,060,000)                          2,925,000

                                                               FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
                                                                                                 NOTES - 4.0%
                                                 $2,100,000 FNMA Discount Notes due 10/16/95                      $2,095,083
                                                  6,800,000 FNMA Discount Notes due 10/25/95                       6,775,067
                                                  6,700,000 FNMA Discount Notes due 11/02/95                       6,666,887
                                                  5,500,000 FNMA Discount Notes due 11/07/95                       5,468,627
                                                            TOTAL FNMA DISCOUNT NOTES (Amortized Cost             21,005,664
                                                            $21,005,664)

                                                                   U.S. GOVERNMENT OBLIGATIONS - 2.7%
                                                  1,400,000 U.S. Treasury Bills due 10/19/95                       1,396,307
                                                  1,200,000 U.S. Treasury Bills due 11/02/95                       1,194,443
                                                  6,500,000 U.S. Treasury Bills due 11/09/95                       6,463,118
                                                  5,250,000 U.S. Treasury Bills due 11/16/95                       5,214,647
                                                            TOTAL U.S. GOVERNMENT OBLIGATIONS (Amortized Cost
                                                            $14,268,515)                                          14,268,515

  TOTAL INVESTMENTS (Cost $380,805,652)(Cost                                                        517,242,102
      for tax purposes $380,879,390) - 99.0%
       OTHER ASSETS, LESS LIABILITIES - 1.0%                                                          5,424,977
                           NET ASSETS - 100%                                                       $522,667,079

*Non-Income Producing Security.
**Pursuant to Rule 144A, resale is restricted to qualified institutional buyers. #The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the year ended September 30, 1995:

                                                                    Change in
                    Market Value                                    Unrealized     Market Value                  Realized Gain
                     at 9/30/94    Purchases at       Sales        Appreciation     at 9/30/95      Dividend        (Loss)
                                       Cost          at Cost      (Depreciation)                     Income
Data Translation               $0     $2,402,500       $222,500        $3,233,750     $5,413,750             $0       $200,875
Inc.(1)
Shanghai Haixing
  Shipping Co.,                 0      2,426,977      2,426,977                 0              0              0      (326,932)
Ltd.
Ultrajaya Milk
Industry                1,655,934              0      1,674,836            18,902              0              0      (749,694)
  & Trading Co.
Vidamed Inc.                    0      2,990,000              0           632,500      3,622,500              0              0

(1) Adjusted for 2-for-1 split 7/31/95
See notes to financial statements.

THE BERGER FUNDS
Berger Small Company Growth Fund
                        Report of Independent Accountants
To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Berger Small Company Growth Fund (constituting the Berger Investment Portfolio Trust, hereafter referred to as the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

Price Waterhouse LLP
Denver, Colorado
October 27, 1995

THE BERGER FUNDS
Financial Statements

                      Statements of Assets and Liabilities
                               September 30, 1995
                                                                                                     Berger
                                                             Berger              Berger          Small Company
                                                            100 Fund            101 Fund          Growth Fund
Assets
Investment securities, at value (cost $1,623,824,131,
   $281,552,696 and $380,805,652, respectively)            $2,178,484,151        $351,272,170        $517,242,102
Cash                                                            6,242,727             954,867           1,356,185
Receivables:
   Investment securities sold                                  83,099,394                   0           9,435,623
   Fund shares sold                                             3,439,455           1,897,766           3,928,911
   Dividends and interest                                         630,571           1,171,476              35,500

      Total Assets                                          2,271,896,298         355,296,279         531,998,321

Liabilities
Payables:
   Investment securities purchased                             58,412,780                   0           7,617,748
   Fund shares redeemed                                         5,357,628             478,640             981,762
   Accrued investment advisory fees                             1,366,480             216,857             376,781
   Accrued transfer agent fees                                    468,017             104,204             146,503
   Accrued 12b-1 distribution & advertising                       455,493              72,286             104,661
   Other accrued expenses                                         157,397              28,485             103,787

      Total Liabilities                                        66,217,795             900,472           9,331,242

Net Assets Applicable to Shares Outstanding                $2,205,678,503        $354,395,807        $522,667,079

Shares Outstanding (Note 4)                                   116,736,651          27,499,870         144,616,429

Net Asset Value, Offering and Redemption
Price Per Share                                                    $18.89              $12.89               $3.61

Components of Net Assets
Capital (par value and paid in surplus)                    $1,593,240,926        $302,597,361        $397,238,008
Undistributed net investment income (loss)                              0              27,721                   0
Undistributed net realized gain (loss) from
   investments and foreign currency transactions               57,776,277        (17,948,956)        (11,007,379)
Unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities in foreign currencies                          554,661,300          69,719,681         136,436,450

Total                                                      $2,205,678,503        $354,395,807        $522,667,079

See notes to financial statements.

THE BERGER FUNDS
Financial Statements

                            Statements of Operations
                      For the Year Ended September 30, 1995
                                                                                                     Berger
                                                             Berger              Berger          Small Company
                                                            100 Fund            101 Fund          Growth Fund
Investment Income
Income:
   Dividends                                                 $  9,708,887          $6,295,682            $952,956
   Interest                                                    15,737,984           4,393,682           3,137,223
      Total Income                                             25,446,871          10,689,364           4,090,179

Expenses:
   Investment advisory fees (Note 2)                           15,753,914           2,680,832           3,211,591
   12b-1 distribution & advertising                             5,710,480             972,858             892,107
   Transfer agent fees                                          5,990,467           1,360,201           1,589,552
   Postage, printing & reports                                  2,086,115             445,496             546,632
   Registration fees                                              373,032             157,188             231,555
   Custodian fees                                                 365,842              71,763              81,044
   Directors'/Trustees' fees & expenses                           269,040              45,844              44,819
   Accounting fees                                                259,269              50,231              46,974
   Administrative services (Note 2)                               212,623              36,143              35,692
   Legal fees                                                     209,838              35,843              37,003
   Insurance & bonds                                               53,348              10,649               6,755
   Dues & assessments                                              76,308              10,773               2,693
   Audit fees                                                      25,950              16,950              10,450
   Other expenses                                                     261                 128                  21
      Total Expenses                                           31,386,487           5,894,899           6,736,888
      Less fees paid indirectly                                (  10,085)                   0                   0
      Less earnings credits (Note 2)                            (247,543)            (57,096)            (76,422)
      Expenses - Net                                           31,128,859           5,837,803           6,660,466
      Net Investment Income (Loss)                            (5,681,988)           4,851,561         (2,570,287)

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign
   currency transactions                                      116,059,976        (11,391,364)           2,250,884
Net change in unrealized appreciation on securities
   and foreign currency transactions                          241,776,527          50,552,398         112,795,405
Net Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions                          357,836,503          39,161,034         115,046,289

Net Increase in Net Assets Resulting from Operations         $352,154,515         $44,012,595        $112,476,002

See notes to financial statements.

THE BERGER FUNDS
Financial Statements

                       Statements of Changes in Net Assets
                                                                                                                           Berger
                                              Berger                       Berger                      Small Company
                                             100 Fund                     101 Fund                      Growth Fund
                                                                                                                 For the Period
                                                                                                                 12/30/93
                                                                                                                 (commencement
                                                                                                                 of operations)
                                       Year Ended    Year Ended    Year Ended    Year Ended      Year Ended      to
                                        9/30/95       9/30/94       9/30/95       9/30/94         9/30/95        9/30/94
From Operations:
Net investment income (loss)         $(5,681,988)  $(13,287,087)  $4,851,561    $3,258,736     $(2,570,287)          $277,543
Net realized gain (loss) on
   securities and foreign currency
   transactions                       116,059,976   (41,493,414) (11,391,364)   (6,291,756)       2,250,884      (13,258,264)
Net change in unrealized
   appreciation (depreciation) on
   securities and foreign currency
   transactions                       241,776,527    (6,356,751)  50,552,398     5,203,859       112,795,405        23,641,046
Net Increase (Decrease) in Net
   Assets Resulting From
   Operations                         352,154,515   (61,137,252)  44,012,595     2,170,839       112,476,002        10,660,325
From Distributions to Shareholders:
Net investment income
   dividend                                     0              0 (5,640,754)     (2,719,839)         (286,160)                 0
From Fund Share Transactions (Note 4):
Proceeds from shares sold             624,009,434  1,644,476,136  97,651,240     386,003,954       432,629,803       250,282,617
Net asset value of shares issued
   in reinvestment of dividends                 0              0   5,340,853       2,531,231           274,408                 0
   Total                              624,009,434  1,644,476,136 102,992,093     388,535,185       432,904,211       250,282,617
Payments for shares redeemed        (999,228,626)  (762,444,546) 178,538,160)   (109,347,983)     (234,279,153)      (49,090,763)
Net Increase (Decrease) in Net
   Assets Derived From Fund
   Share Transactions                (375,219,192)   882,031,590 (75,546,067)    279,187,202       198,625,058       201,191,854
Increase (Decrease) in Net Assets
                                     (23,064,677)    820,894,338 (37,174,226)    278,638,202       310,814,900       211,852,179
Net Assets:
Beginning of year                   2,228,743,180  1,407,848,842  391,570,033    112,931,831       211,852,179                 0
End of year                        $2,205,678,503 $2,228,743,180 $354,395,807   $391,570,033      $522,667,079      $211,852,179
Undistributed net investment income
(loss) included in the above
                                               $0             $0      $27,721       $816,913                $0          $277,543

See notes to financial statements.


THE BERGER FUNDS
Notes to Financial Statements / September 30, 1995

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization
   The One Hundred Fund, Inc. ("Berger 100") and the Berger One Hundred and One Fund, Inc. ("Berger 101") were incorporated in March, 1966 in the state of Maryland. The Berger Investment Portfolio Trust ("Trust") is a Delaware business trust organized on August 23, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger Small Company Growth Fund ("Berger SCG"), which commenced operations on December 30, 1993, is the only portfolio established under the Trust, although others may be added in the future.
  The Berger 100 and Berger 101 Funds and the Trust (the "Funds") are registered under the Investment Company Act of 1940 (the "Act"), as amended, as open-end management investment companies. Each Fund is diversified as defined in the Act. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund.

Significant Accounting Policies
   The  following  is a summary of significant accounting policies  consistently
followed  by  the  Funds in the preparation of their financial statements.   The
policies are in conformity with generally accepted accounting principles.

Investment Valuation
   Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at original cost plus amortized discount or accrued interest from the date of acquisition, which approximates market value. Foreign securities are converted to U.S. Dollars using exchange rates at the close of the Exchange. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

Federal Income Taxes
   It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Security Gains and Losses
   Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Currency gain and loss is calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Investment Transactions and Investment Income
   Investment  transactions  are  accounted for  on  the  date  investments  are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts.

2. AGREEMENTS

  During the period October 1, 1994 to October 13, 1994, Berger Associates, Inc. (Berger) rendered investment advisory services to the Berger 100 and Berger 101 Funds pursuant to agreements which provided for the monthly payment of a fee computed at the following annual rates on average daily net assets of each Fund:
 .75 of 1% of the first $50,000,000, .625 of 1% of the next $25,000,000 and .5 of
1% of the amount in excess of $75,000,000. The agreements also provided that Berger would reimburse the Funds to the extent that each Fund's normal operating expenses (exclusive of brokerage commissions, 12b-1 fees, interest, taxes and extraordinary expenses) exceeded 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance of the Fund's average daily net assets for its fiscal year.
   Beginning October 14, 1994, new Investment Advisory Agreements between the Berger 100 and Berger 101 Funds and Berger provide for an investment advisory fee to be paid to Berger at the annual rate of .75 of 1% of each Fund's average daily net assets.
   Berger also renders investment advisory services to the Berger SCG Fund pursuant to an agreement with the Trust which provides for the monthly payment of a fee computed at the annual rate of .9 of 1% of average daily net assets of the Fund.
   In addition, Berger has agreed to reimburse each Fund to the extent that the Fund's normal operating expenses (exclusive of brokerage commissions, 12b-1 fees, interest, taxes and extraordinary expenses) exceed the most restrictive expense limitation imposed by any applicable state, which is currently 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of the balance of the Fund's average daily net assets for its fiscal year.
   Each Fund has entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of the Fund, computed daily and payable monthly.
   The Funds have also entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), a former affiliate of Berger through a degree of common ownership, who also serves as each Fund's custodian and
transfer  agent.   The  recordkeeping and pricing  agreement  provides  for  the monthly payment of a base fee of $500 plus a fee computed at the following annual rates on average daily net assets: .02 of 1% of the first $150,000,000,
 .015 of 1% of the next $150,000,000 and .01 of 1% of the amount in excess of $300,000,000. The monthly minimum asset fee under the recordkeeping and pricing agreement is $2,000. IFTC's fees for custody, recordkeeping and pricing, and transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian. For the year ending September 30, 1995, the Berger 100, Berger 101 and the Berger SCG Funds received $247,543, $57,096 and $76,422, respectively, in earnings credits and paid IFTC fees (after earnings credits) of $4,723,047, $1,026,945 and $1,258,685, respectively, for services rendered.
   On June 19, 1990, the shareholders of the Berger 100 and Berger 101 Funds approved amendments to each Fund's Rule 12b-1 Plan which increased the Fund's payments under their Plans from .3% to 1% of its average daily net assets and provided that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of
each  Fund.   The shareholders also approved amendments to the Funds' Investment
Advisory Agreements which excluded payments made by the Funds pursuant to the Rule 12b-1 Plan from the expenses subject to the expense limitations, as noted above, contained in the Advisory Agreement. Effective February 1, 1993, the Funds' investment adviser voluntarily agreed to waive payment of any amounts
which  exceeded  .75  of 1% of the Fund's average daily net  assets.   Effective
October 14, 1994, shareholders of the Berger 100 and Berger 101 Funds approved an amendment to the Funds' 12b-1 Plans which reduced the distribution fees payable to Berger to .25 of 1% per annum of each Fund's average daily net assets.
   The Trust has adopted a plan with respect to the Berger SCG Fund pursuant  to
Rule  12b-1  under  the Investment Company Act of 1940 (the "Plan").   The  Plan
provides for the payment to Berger of a 12b-1 fee of .25 of 1% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plan provides that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Fund. Payments made by the Fund pursuant to its Rule 12b-1 Plan are excluded from the expenses subject to the expense limitations, as noted above, contained in the agreement with Berger.
    Certain   officers   and  directors  of  Berger  are   also   officers   and
directors/trustees  of  the  Berger  Funds.   Directors/trustees  who  are   not
affiliated  with Berger received directors'/trustees' fees from the  Berger  100
Fund, the Berger 101 Fund and the Berger SCG Fund of $258,837, $44,111 and $43,052, respectively, for the year ended September 30, 1995.

3.  INVESTMENT TRANSACTIONS

  A. Purchases and Sales

  Purchases and sales of investment securities during the year ended September 30, 1995 were as follows:

                                                                                                       Berger
                                                               Berger              Berger           Small Company
                                                              100 Fund            101 Fund           Growth Fund
  Purchases of investment securities (excluding short-
  term securities)                                            $2,088,634,298     $   271,745,639     $   518,420,439
  Sales of investment securities (excluding short-term
  securities)                                                 $2,445,191,033     $   338,301,916     $   328,074,798

  There were no purchases or sales of long-term U.S. Government securities during the year.

   At September 30, 1995, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation
 (the excess of tax cost over value) for securities was as follows:

                                                                                                       Berger
                                                               Berger              Berger           Small Company
                                                              100 Fund            101 Fund           Growth Fund
  Appreciation                                                  $570,610,488         $69,997,274        $139,785,595
  Depreciation                                                  (15,950,468)           (277,800)         (3,349,145)
  Net                                                           $554,660,020         $69,719,474        $136,436,450

  During the year ended September 30, 1995, there were no options or futures transactions.

  B. Federal Income Tax Status

    Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders. The Berger 101 Fund incurred and
elected to defer post-October 31  net   capital losses of $11,172,532 to the
year ended September 30, 1996. Of the ordinary income distributions declared for the year ended September 30, 1995, 100% and 97% qualified for the dividends
received deduction available to the corporate shareholders of  the Berger   101
Fund and  Berger SCG Fund, respectively.

    The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers.
Income distributions and capital gain distributions are determined in accordance
with income tax regulations which may differ from   generally accepted
accounting principles.  These differences are primarily due to the differing
treatments for net operating losses and   expiring capital loss carryforwards.
Accordingly, these permanent differences in the character of income and
distributions between   financial statements and  tax basis have been
reclassified to paid-in-capital.  During the year ended September 30, 1995 the
following   reclassifications were made:


                                                                                 Berger
                                                               Berger          Small Company
                                                              100 Fund           Growth Fund
  Paid in Capital                                                 $5,681,991          $2,578,905
  Undistributed Net Investment Income                            (5,681,991)         (2,578,905)

  At September 30, 1995, the Funds had capital loss carryovers which may be used to offset future realized capital gains for Federal income tax purposes.  The carryovers expire as follows:

                                                                                                       Berger
                                                               Berger              Berger           Small Company
                                                              100 Fund            101 Fund           Growth Fund
  September 30, 2000                                                      $0          $  221,627         $         0
  September 30, 2001                                                       0             304,076                   0
  September 30, 2002                                                       0           6,031,755          10,933,642
  September 30, 2003                                                       0             218,846                   0
                                                                          $0          $6,776,304         $10,933,642

  Net capital loss carryovers used in 1995 by the Berger 100 and Berger SCG Funds amounted to $57,892,647 and $2,250,884, respectively.

4.  FUND SHARE TRANSACTIONS

  At September 30, 1995, the following table reflects shares of $.01 par value capital stock authorized and paid in capital:

                                                                                                       Berger
                                                               Berger              Berger           Small Company
                                                              100 Fund            101 Fund           Growth Fund
  Capital stock authorized                                       200,000,000         100,000,000           Unlimited
  Paid in capital                                             $1,593,240,926        $302,597,361        $397,238,008

  Transactions in fund shares were as follows:

                                                                                                                  Berger
                                                         Berger                       Berger                   Small Company
                                                        100 Fund                    101 Fund                Growth Fund
                                                                                                                     For the Period
                                                                                                                      12/30/93
                                                                                                                    (commencement of
                                             Year Ended     Year Ended     Year Ended     Year Ended   Year Ended  operations) to
                                               9/30/95        9/30/94        9/30/95        9/30/94      9/30/95   9/30/94
  Shares sold                                 38,570,934    102,084,323   8,672,877     33,477,318     146,265,319    96,760,806
  Shares issued to shareholders in
  reinvestment of dividends
                                                       0              0     460,751        226,306          96,623             0
     Total                                    38,570,934    102,084,323   9,133,628     33,703,624     146,361,942    96,760,806
  Shares repurchased                        (61,464,723)    (47,570,217)(15,751,250)    (9,605,417)    (79,120,932)  (19,385,387)
  Net increase (decrease) in shares
                                            (22,893,789)     54,514,106  (6,617,622)     24,098,207     67,241,010    77,375,419
  Shares outstanding, beginning of year
                                             139,630,440     85,116,334  34,117,492     10,019,285      77,375,419             0
  Shares outstanding, end of year
                                             116,736,651    139,630,440  27,499,870     34,117,492     144,616,429    77,375,419

THE BERGER FUNDS
Financial Highlights / September 30, 1995

                                        Berger 100 Fund
                            For a Share Outstanding Throughout the
                                          Year Ended
                                         September 30,
                                           1995*      1994*      1993*      1992*      1991*
Net Asset Value, Beginning of Year         $15.96     $16.54     $11.73     $11.13     $ 6.67
Income From Investment Operations:
   Net Investment Income or (Loss)          (.04)      (.12)      (.14)      (.09)      (.10)
   Net Realized and Unrealized Gains or
      (Losses) on Securities                 2.97      (.46)       4.95        .86       5.15
Total From Investment Operations             2.93      (.58)       4.81        .77       5.05
Less Distributions:
   Dividends (from net investment income)     .00        .00        .00        .00        .00
   Distributions (from capital gains)         .00        .00        .00      (.17)      (.59)
Total Distributions                           .00        .00        .00      (.17)      (.59)
Net Asset Value, End of Year               $18.89     $15.96     $16.54     $11.73     $11.13
Total Return                              18.36%#   (3.51)%#    41.01%#      6.97%     83.02%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)  2,205,679  2,228,743  1,407,849    384,089     76,847
Ratio of Expenses to Average Net Assets  1.48%#**     1.70%#     1.69%#      1.89%      2.24%
Ratio of Net Income or (Loss) to
   Average Net Assets                    (.28)%#**    (.74)%#   (1.00)%#     (.75)%    (1.06)%
Portfolio Turnover Rate                      114%        64%        74%        51%        78%

* Per share calculations for the year were based on average shares outstanding. **Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits.
# Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993 to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduced payments under the Plan to .25% per year. Had the voluntary waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.49% in 1995, 1.95% in 1994 and 1.88% in 1993. Absent the waiver, the Ratio of Net Income or (Loss) to Average Net Assets would have been (.29)% in 1995, (.99)% in 1994 and (1.19)% in 1993. The
Total Return would have remained 18.36% in 1995, and would have been (3.63)% in 1994 and 40.84% in 1993.
See notes to financial statements.

                                        Berger 101 Fund
                             For a Share Outstanding Throughout the
                                           Year Ended
                                         September 30,
                                           1995       1994       1993       1992       1991
Net Asset Value, Beginning of Year         $11.48     $11.27     $ 8.96     $ 9.20     $ 5.88
Income From Investment Operations:
   Net Investment Income or (Loss)            .16        .12        .08        .13        .18
   Net Realized and Unrealized Gains or
      (Losses) on Securities                 1.43        .21       2.29        .54       3.25
Total From Investment Operations             1.59        .33       2.37        .67       3.43
Less Distributions:
   Dividends (from net investment           (.18)      (.12)      (.06)      (.17)      (.11)
      income)
   Distributions (from capital gains)         .00        .00        .00      (.74)        .00
Total Distributions                         (.18)      (.12)      (.06)      (.91)      (.11)
Net Asset Value, End of Year               $12.89     $11.48     $11.27     $ 8.96     $ 9.20
Total Return                              14.05%#     2.91%#    26.48%#      7.96%     58.76%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)    354,396    391,570    112,932     32,942      4,081
Ratio of Expenses to Average Net Assets  1.63%#**     1.81%#     2.10%#      2.56%      2.66%
Ratio of Net Income or (Loss) to
Average Net Assets                       1.33%#**     1.19%#     1.05%#      1.05%      1.99%
Portfolio Turnover Rate                       85%        23%        62%        42%       143%

**Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits.
# Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993 to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduced payments under the Plan to .25% per year. Had the voluntary waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.64% in 1995, 2.06% in 1994 and 2.29% in 1993. Absent the waiver, the Ratio of Net Income or (Loss) to Average Net Assets would have been 1.32% in 1995, .94% in 1994 and .86% in 1993. The Total Return would have remained 14.05% in 1995, and would have been 2.73% in 1994 and 26.34% in 1993.
See notes to financial statements.

                                        Berger Small Company Growth Fund
                                     For a Share Outstanding Throughout the
                                                  Period Ended
                                                  September 30,
                                           1995       1994*
Net Asset Value, Beginning of Period       $ 2.74     $ 2.50
Income From Investment Operations:
   Net Investment Income or (Loss)          (.02)        .00
   Net Realized and Unrealized Gains or       .89        .24
     (Losses) on Securities
Total From Investment Operations              .87        .24
Less Distributions:
   Dividends (from net investment             .00        .00
     income)
   Distributions (from capital gains)         .00        .00
Total Distributions                           .00        .00
Net Asset Value, End of Period              $3.61     $ 2.74
Total Return                               31.90%      9.60%
Ratios/Supplemental Data:
Net Assets, End of Period (in             522,667    211,852
thousands)
Ratio of Expenses to Average Net Assets     1.89%    2.05%**
Ratio of Net Income or (Loss) to           (.74)%    0.32%**
Average Net Assets
Portfolio Turnover Rate                      109%       108%

*For the period 12/30/93 (commencement of operations) to 9/30/94.
**Annualized
See notes to financial statements.

                Directors of Berger 100 Fund and Berger 100 Fund and Trustees of Berger Investment Portfolio Trust

                   Michael Owen, Chairman * Dennis E. Baldwin
      William M.B. Berger * Louis R. Bindner, P.E. * Katherine A. Cattanach
                      Lucy Black Creighton * Paul R. Knapp
         Harry T. Lewis, Jr. * Rodney L. Linafelter * William Sinclaire

                                    OFFICERS:

                              Rodney L. Linafelter
                President of Berger 100 Fund and Berger 101 Fund
                 President of Berger Investment Portfolio Trust

                               William R. Keithler
                            President of Berger Small
                               Company Growth Fund

                                  Kevin R. Fay
                   Vice President, Secretary and Treasurer of
                                the Berger Funds

                                Patricia M. Blaha
                     Assistant Secretary of the Berger Funds

                                Susan G. Kohlman
                     Assistant Treasurer of the Berger Funds

                               Investment Adviser
                             Berger Associates, Inc.
                                  P.O. Box 5005
                             Denver, Colorado 80217
                        1-303-329-0200 or 1-800-333-1001

                             THE BERGER FUNDS (logo)
                         Together we can move mountains.

                          1995 Berger Associates, Inc.